                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) Jan. 20, 1998

                          AT&T Universal Funding Corp.
              (Originator of the AT&T Universal Card Master Trust)
                        AT&T Universal Card Master Trust
                   (Issuer of the Asset Backed Certificates)
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                    33-93806                       59-3325080
--------------------        --------------------              --------------
(State or Other             (Commission File                   (IRS Employer
Jurisdiction of             Number)                           Identification
Incorporation)                                                Number)


 5201 Amelia Earhart Drive, Suite 1001
          Salt Lake City, Utah                                    84116
--------------------------------------                          ----------
(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code (801) 578-0619


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. The Certificateholder Statements for the month ending December 31, 1997 for the AT&T Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1, Series
                 1996-2, Series 1996-3, and Series 1997-1 Certificates were distributed on January 20, 1998.

Item 6.          Not Applicable.

Item 7.          Exhibits.

         The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, 20.6, and 20.7.

         Exhibit 20.1 Monthly Servicing Report dated January 20, 1998 with respect to the AT&T Universal Card Master Trust Series 1995-1.

         Exhibit 20.2 Monthly Servicing Report dated January 20, 1998 with respect to the AT&T Universal Card Master Trust Series 1995-2.

         Exhibit 20.3 Monthly Servicing Report dated January 20, 1998 with respect to the AT&T Universal Card Master Trust Series 1995-3.

         Exhibit 20.4 Monthly Servicing Report dated January 20, 1998 with respect to the AT&T Universal Card Master Trust Series 1996-1.

         Exhibit 20.5 Monthly Servicing Report dated January 20, 1998 with respect to the AT&T Universal Card Master Trust Series 1996-2.

         Exhibit 20.6 Monthly Servicing Report dated January 20, 1998 with respect to the AT&T Universal Master Trust Series 1996-3.

         Exhibit 20.7 Monthly Servicing Report dated January 20, 1998 with respect to the AT&T Universal Master Trust Series 1997-1.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AT&T UNIVERSAL FUNDING CORP.



                                         By:     /s/Robert A. Miller
                                            --------------------------
                                            Name:   Robert A. Miller
                                            Title:  Treasurer

                                 EXHIBIT INDEX


Exhibit                        Description                                        Page
-------                        -----------                                        ----
20.1                           Monthly Servicing Report dated
                               January 20, 1998 with respect to the
                               AT&T Universal Card Master Trust
                               Series 1995-1.

20.2                           Monthly Servicing Report dated
                               January 20, 1998 with respect to the
                               AT&T Universal Card Master Trust
                               Series 1995-2.

20.3                           Monthly Servicing Report dated
                               January 20, 1998 with respect to the
                               AT&T Universal Card Master Trust
                               Series 1995-3.

20.4                           Monthly Servicing Report dated
                               January 20, 1998 with respect to the
                               AT&T Universal Card Master Trust
                               Series 1996-1.

20.5                           Monthly Servicing Report dated
                               January 20, 1998 with respect to the
                               AT&T Universal Card Master Trust
                               Series 1996-2.

20.6                           Monthly Servicing Report dated
                               January 20, 1998 with respect to the
                               AT&T Universal Card Master Trust
                               Series 1996-3.

20.7                           Monthly Servicing Report dated
                               January 20, 1998 with respect to the
                               AT&T Universal Card Master Trust
                               Series 1997-1.